Exhibit 99.1 Vigil Neuroscience Small Molecule KOL Event September 13, 2023 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Today's Agenda

7:30 – 7:35 AM (5 min)
Opening Remarks & Corporate Overview
Ivana Magovčević-Liebisch, PhD, JD
Chief Executive Officer, Vigil Neuroscience, Inc.

7:35 – 7:50 AM (15 min)
TREM2 Concept in Alzheimer's Disease
Marco Colonna, MD
Robert Rock Belliveau Professor of Pathology & Immunology
Washington University School of Medicine, St. Louis, MO
Vigil Neuroscience, Inc. Scientific Advisory Chairman

7:50 – 8:30 AM (40 min)
Overview of Vigil's Small Molecule TREM2 Agonist Program
David Gray, PhD
Chief Science Officer, Vigil Neuroscience, Inc.

Christian Mirescu, PhD
Vice President, Head of Neuroimmunology, Vigil Neuroscience, Inc.

8:30 – 8:45 AM (15 min)
Alzheimer's Disease Treatment & Unmet Need
Samuel E. Gandy, PhD, MD
Mount Sinai Professor of Alzheimer's Disease Research, Professor of Neurology & Psychiatry
Associate Director of Mount Sinai Alzheimer's Disease Research Center, NYC
Past Chairman, National Medical & Scientific Advisory Council of the Alzheimer's Association

8:45 - 8:50 AM (5 min)
Clinical Development of VG-3297, Vigil's Small Molecule TREM2 Agonist
David Gray, PhD
Chief Science Officer, Vigil Neuroscience, Inc.

8:50 – 9:00 AM (10 min)
Closing Remarks and Q&A Session

2

© Vigil Neuroscience, Inc. 2023. All rights reserved.

Reminders § Webcast scheduled to end at 9:00am U.S. ET § Presentation is available in investors section under Events & Presentations at www.vigilneuro.com § Moderated Q&A session following prepared remarks § To submit a written question, fill out form on webcast home page § Webcast replay available later today on Vigil website under Events & Presentations 3 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Forward-Looking Statements This presentation contains “forward-looking statements,” which are made pursuant to the safe harbor provisions of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements may contain words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “prepare,” “look,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “possible,” “continue,” “ongoing” or the negative of these terms, or other comparable words. These forward-looking statements include, among others, statements relating to: the Company’s strategy, business plans, focus and value of future milestones; the progress and timing of the preclinical development, clinical development and regulatory development of Vigil’s programs, including VGL-101 and VG-3927 and the availability of data from our clinical trials involving our product candidates and expected timing of first dosing for VG-3927; our ability to discover and build a platform of precision medicine based therapies targeting the microglia; and the patient burden of Alzheimer’s disease and potential therapeutic benefit of our product candidates. These forward-looking statements, which are only predictions, involve risks and uncertainties, many of which are beyond our control and are based on our current beliefs, expectations and assumptions regarding our business. As such, you should not place undue reliance on any forward-looking statements because such risks and uncertainties could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Factors that could cause actual results to differ from those predicted in our forward-looking statements include, among others, risks and uncertainties related to conducting and reporting data analyses; product development, including delays or challenges that may arise in the development and regulatory approval of our current and future product candidates or programs; uncertainties as to the availability, analyses and timing of results and data from preclinical and clinical studies and whether results from preclinical studies and early interim data will be predictive of the results of later preclinical studies and data readouts, and other clinical trials; the timing of our ability to submit and obtain regulatory clearance for investigational new drug applications and initiate additional clinical trials; our ability to work with the FDA to successfully remove the partial clinical hold on VG-3927; our ability to initiate and complete our current and expected clinical trials; whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; our ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; our ability, and the ability of our collaborators, to protect our intellectual property and to conduct activities for the development and commercialization of our candidates in view of third party intellectual property positions; our financial performance; our ability to retain and recruit key personnel, as well as the potential contribution of our employees and board to our growth and success as a Company; developments and projections relating to our competitors or our industry; changes in general economic conditions and global instability, in particular economic conditions in the markets on which we or our suppliers operate; changes in laws and regulations; and those risks and uncertainties identified in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and such other risks and uncertainties that may be described in other filings we make with the SEC. You should not rely upon forward-looking statements as predictions of future events or performance, or as a representation or warranty (express or implied) by us or any other person that we will achieve our objectives and plans in any specified time frame, on such specified terms, or at all. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date such statements are made. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 4 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Corporate Overview Ivana Magovčević-Liebisch, PhD, JD Chief Executive Officer Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2023. All rights reserved.

Vigil Neuroscience Vigil Neuroscience is a clinical-stage microglia- focused therapeutics company § Founded ~3 years ago in July 2020 § Our purpose: to treat rare and common neurodegenerative diseases by restoring the vigilance of microglia, the brain’s sentinel immune cells § Precision-based strategy for developing microglia therapeutics § Only company known to have 2 modalities for TREM2 agonism – monoclonal an body and small molecule § Highly experienced, execution-focused management team and Board of Directors § >60 highly dedicated team members 6 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Vigil’s Precision Medicine Strategy to Target Broad Range of Neurodegenerative Diseases Pipeline Candidates for Genetically Defined Subpopulations in First Indication Common Indications Rare (AD) Microgliopathy Further Expansion (ALSP) into Broader Populations in Data Driven Common Indications Expansion in Other Rare Microgliopathies Apply learnings from genetically defined subpopulations to larger indications 7 ALSP: Adult-onset leukoencephalopathy with axonal spheroids and pigmented glia; AD: Alzheimer’s Disease © Vigil Neuroscience, Inc. 2023. All rights reserved.

Vigil TREM2 Agonists: Differentiated Strategy & Multiple Modalities Vigil Neuroscience Small Molecule TREM2 mAb in TREM2 Agonist in Development for Development for ALSP: VGL101 AD: VG-3927 st The 1 & ONLY TREM2 small The ONLY targeted drug candidate molecule agonist entering clinical in development for ALSP development 8 © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Small Molecule TREM2 Agonist Well-Positioned for AD § First & only small molecule TREM2 agonist entering clinical development § Excellent profile as potential treatment for Alzheimer’s Disease (AD): – Oral dosing – Superior brain penetration & differentiated pharmacokinetics & MoA vs antibody-based therapeutics > Novel MoA potentiates TREM2 response to natural damage ligands may enable • Improved potency & specificity in active disease state • Potentially more favorable safety profile – Absence of Fc effector domain may limit observations of ARIA § Investigational New Drug (IND) is now open – Phase 1 clinical trial in healthy volunteers allowed to proceed with partial clinical hold related to maximum exposure limit § Dosing in Phase 1 clinical trial in healthy volunteers to commence in Oct 2023 9 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Featured Key Opinion Leaders (KOLs) Marco Colonna, MD Robert Rock Belliveau Professor of Pathology & Immunology Washington University School of Medicine, St. Louis, MO Vigil Neuroscience, Inc. Scientific Advisory Board Chairman Samuel E. Gandy, MD, PhD Mount Sinai Professor of Alzheimer’s Disease Research, Professor of Neurology & Psychiatry Associate Director of Mount Sinai Alzheimer’s Disease Research Center, NYC Past Chairman, National Medical & Scientific Advisory Council of the Alzheimer’s Association 10 © Vigil Neuroscience, Inc. 2023. All rights reserved.

TREM2 Concept in Alzheimer’s Disease (AD) Marco Colonna, MD Robert Rock Belliveau Professor of Pathology & Immunology Washington University School of Medicine, St. Louis, MO Vigil Neuroscience, Inc. Scientific Advisory Board Chairman

Unique Developmental Origin of the Brain Resident Immune System Microglial-specific Markers: CD11b low CD45 high Cx3cr1 Tmem119 FCRLS P2RY12 Sall1 https://www.mdpi.com/1422-0067/22/18/9706 12

Microglia in Healthy & Disease States Microglia are Brain-resident First Microglia are Key to Maintaining Normal Brain Responders to Acute Brain Injury Homeostasis and Neuronal Function Microglia surveillance of healthy brain to maintain Microglia processes quickly and precisely orient to Microglia surveillance of healthy brain to Microglia processes quickly and precisely orient maintain tissue homeostasis to damage niche following focal photo-injury tissue homeostasis damage niche following focal photo-injury Nimmerjahn, A et al. (2005) Science 13

Microglia Migration into AD's Neuropathological Amyloid Plaque Microenvironment Healthy Control Brain Alzheimer’s Disease Brain Amyloid plaque Microglia Microglia Insoluble ApoE Microglia marker Amyloid plaque Aggregated ApoE Colonna Lab, unpublished data 14

Genetics of AD Inspire the Next Generation of Microglia-Targeted Therapeutics

Expansion of AD Sequenced Genomes Identifies Rare And Novel Causal Genetic Risk Factors



1992
APOE ε4
2005
First
GWAS
published
2009
CLU
CR1
PICALM
2011
ABCA7
CD33
MS4A cluster
BIN1
2013
TREM2
INPP5D
BIN1
SORL1
HLA-DRB locus
CASS4
MEF2C
Multi-omic approaches
RNAseq
Protein
Before GWAS
GWAS
Approaches beyond GWAS
Sample Size

AD Genetics-identified Genes Enriched in Microglia



Astrocytes
Endo cells
Microglia
Neurons
Oligos
ABCA7
PTK2B
RIN3
SORL1
SPI1
ZCWPW1
CR1
NME8
BIN1
CD33
MS4A6A
IL1RAP
INPP5D
PLCG2
PICALM
HLA-DRB1
TREM2
ABI3
CASS4
CD2AP
EPHA1
MEF2C
FERMT2
CLU
APOE
z-score
-2
0
2

Cuyvers, E and Sleegers, K (2016) Lancet Neurology; Hansen, DV et al. (2018) J Biol Chem

Washington University School of Medicine in St. Louis
15

Targeting Neuroimmunology Specifically for Alzheimer's Disease

Distinct Genetic Links vs Inflammation Disease States

Human Genetic Underpinnings of Alzheimer's Disease Point Directly to TREM2 with Further Validation by Multiple Pathway Interactors


ApoE
ApoJ/Clul
TREM2
MS4A2
INPP5D
BIN1
CR1
PICALM
ABCA7
HLA-DRB1
CD2AP
NYAP1
EPHA1
PTK2B
ECHDC3
SPI1
SORL1
FERMT2
SLC24A4
ADAM10
IQCK
WWOX
ACE
CASS4
ADAMTS1
Chromosome
$-\log_{10}(P)$

Biological Substrates of Multiple Sclerosis Points to a Distinct Signature



Adapted from Kunkle, BW et al (2019) Nature Genetics; International Multiple Sclerosis Genetics Consortium (2013) Nature Genetics

Washington University School of Medicine in St. Louis

16

Why All the Focus on TREM2?

Overwhelming Human Data Point to AD-risk Associated Gene, Protein & Cellular Dysfunction

Association of TREM2 Variants with AD Risk is Robust and Highly Replicated



Weight
Rosenthal et al, 2015 (144) 4.8%
Finelli et al, 2015 (150) 1.6%
Lill et al, 2015 (67) 2.6%
Jin et al, 2015 (145) 1.1%
Miyashita et al, 2014 (147) 0.6%
Jin et al, 2014 (146) 9.5%
Slattery et al, 2014 (148) 6.4%
Ruiz et al, 2014 (66) 2.3%
Cuyvers et al, 2014 (69) 2.1%
Hooli et al, GSK, 2014 (149) 2.5%
Hooli et al, TGEN2, 2014 (149) 2.7%
Hooli et al, ADNI, 2014 (149) 0.5%
Hooli et al, Bonn, 2014 (149) 2.3%
Hooli et al, NIA, 2014 (149) 3.3%
Pottier et al, 2013 (37) 2.1%
Gonzalez Murcia et al, 2013 (143) 3.8%
Guerreiro et al, repeat, 2013 (35) 9.7%
Guerreiro et al, 2013 (35) 3.6%
Jonsson et al, Norway, 2013 (34) 1.2%
Jonsson et al, Rotterdam, 2013 (34) 3.8%
Jonsson et al, Munich, 2013 (34) 2.7%
Jonsson et al, Emory, 2013 (34) 0.5%
Jonsson et al, 2013 (34) 30.6%
Summary OR=3.03, 95%CI: 2.6-3.6 100%
0.5 1 2 4 8 16
Odds Ratio

TREM2 Mutations in AD Suggest Loss of Ligand Binding and Loss of Microglia Function



hTREM2
N68
R47
R76
R77
R62
C

Gene Expression in Sporadic AD Further Validates Involvement of the TREM2 Pathway



SLC7A7
C3
CD4
ITGAM
PYCARD
CASP1
ALOX5AP
TYROBP
CD33
Cd33
LAT2
C1QA
MS4A6A
C1QC
ITGB2
MS4A4A
MS4a6a
C1QB
MS4a4a
DAP12
Central Hub for Microglial GWAS
CSTA

Condello, C et al. (2018) Biol Psychiatry; Kober, D et al. (2016) eLife; Zhang, B et al. (2013) Cell

Washington University School of Medicine in St. Louis 17

Microglial Loss-of-Signaling Hypothesis for TREM2
TREM2-DAP12 Pathway & Its Importance Beyond AD

TREM2-DAP12 Signaling Transduction and Cellular Function in Microglia



Low avidity ligand state
TREM2
DAP12
SYK
intracellular
High avidity ligand state
Ligand Organized TREM2 Clustering
pSYK
Microglia Function
intracellular

TREM2 and DAP12 Mutations Cause Rare Early-onset Familial Microgliopathy Called Nasu-Hakola Disease (NHD)

MRI manifestations of NHD



Neuropathology in NHD patient



Healthy Patient
NHD Patient
NHD related astrogliosis (GFAP)
NHD associated neuronal damage (Neurofilament)
b
NHD induction of apoptosis (Casp-3 cleaved)

Satoh et al. (2010) Neuropathology; Kilic et al. (2012) Clinical Imaging

Washington University School of Medicine in St. Louis
18

TREM2's Role in Microglial Activation Disease State

Molecular Evidence
TREM2 promotes non-inflammatory, neuroprotective microglia state


Homeostatic microglia
AD
Aging
ALS
Plaque
Cx3cr1
P2ry12
Disease-associated microglia
TREM2
Tyrobp

Key activated processes
Microglia chemotaxis
Immune metabolism
Phagocytosis

AD Mouse Models
TREM2 is required for neuroprotection within the amyloid plaque niche


Trem2+/+
Trem2−/−

Amyloid plaque | Microglia

Human AD Validation
Plaque-associated microglia protect neighboring neurons


p-Tau
Iba-1
Thio-S
Microglia barrier
Tau pathology
Barrier index
Control AD
R47H AD
pTau /plaque area

Amyloid plaque | Neuronal damage | Microglia

Keren-Shaul, H et al. (2017) Cell ; Wang, Y et al. (2015) Cell; Yuan, P et al. (2016) Neuron

Washington University School of Medicine in St. Louis
19

Preclinical Proof-of-Principle via TREM2 Agonist Antibodies

Target Validation via Pharmacological Modulation

TREM2 Agonist Antibody Reduces Neuronal Damage Locally Around Aβ Plaques


Control antibody
TREM2 Antibody*

*AL002

Amyloid plaque   Neuronal damage

Enhanced Brain Penetration Leads to Increased Amyloid Reduction

Control tvAb   TREM2 tvAb   TREM2/TfR bsAb



Amyloid plaque

TREM2 tvAb: TREM2 tetravalent antibody
TREM2/TfR bsAb: TREM2 tetravalent antibody engineered for enhanced brain penetration
TfR: transferrin receptor epitope

Wang, S et al. (2020) J Exp Med

Washington University School of Medicine in St. Louis
20

Leveraging Microglia to Restore Tissue Homeostasis in AD Evidence from Recent Anti-Aβ Therapeutics Antibody full effector function drives microglial Aβ Anti-Aβ dual binding to AD substrate and microglia clearance Microglia Recruitment Microglia and Aβ Clearance AD Pathological Forms of Aβ Effector inactivated mAbs fail to engage microglia and lack efficacy Chauraslya, A et al. (2023) Nanomedicine-Based Approaches for the Treatment of Dementia 21

Breakthroughs in Neuroimmunology Seed a Promising New Outlook for AD Therapeutics Summary of Key Concepts § Genetics of AD point to microglia as the next generation therapeutics § TREM2 is both directly implicated as a causal gene as well as indirectly as a genetic hub § Extensive research points to their protective role in the amyloid plaque microenvironment § Preclinical genetic and pharmacological studies validate the TREM2 agonism for AD concept § Recently approved anti-Aβ therapeutics provide clinical precedent that leveraging microglia can restore tissue homeostasis in AD 22

Acknowledgements

Washington Univ.
Marina Cella
Susan Gilfillan

Jonathan Kipnis
Igor Smirnov

David M. Holtzman
Jason Ulrich

Weizmann Institute
Ido Amit
Hadas Keren-Shaul

Brain research Institute Niigata, Japan
Akiyoshi Kakita
Mari Tada
Masaki Takao

Mayo Clinic Rochester
Aivi Nguyen
Rachel Larsen
Eleni Costantopoulos

University of Brescia
Luigi Poliani
William Vermi
Mattia Bugatti
Andrea S Omodei

CST, Boston
Tyler Levy
Sean Beausoleil
Richard Cho

Vigil Neuroscience
David Gray
Christian Mirescu
Borislav Dejanovic
Kelley Larson

Amgen
Daniel C. Ellwanger
Samuel A. Hasson
Menno van Lookeren Campagne

Alector
Tina Schwabe
Meer Moustafa
Ilaria Tassi
Herve` Rhinn
Adiljan Ibrahim
Arnon Rosenthal

Washington University School of Medicine in St. Louis

23

VG-3927: First & Only Small Molecule TREM2 Agonist Entering Clinical Development for Alzheimer’s Disease David Gray, PhD Chief Science Officer, Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: First & Only Clinical Oral Small Molecule TREM2 Agonist

We Are Microglia Experts

Outstanding & differentiated clinical candidate from world-class R&D

Potent TREM2 agonism synergizes with natural damage ligands

Broad and favorable modulation of neuropathology

25

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Selected from High Quality Chemical Matter

Deep Understanding of MoA with Multiple Excellent Back-up Compounds

Highly Efficient and Structurally Diverse


Structural Diversity
LipE
6
5
4
pEC50
Measured LogD(7.4)

Target Coverage in CNS via Oral Dosing


Rat %F
Rat CL (L/h/kg)
Rat Kp

Strong Development Path

- Consistent PK across preclinical species
- CNS drug properties fully optimized
- Scalable and versatile synthetic route

pEC50 = log [pSYK EC50] measured in HEK293T–hTREM2 cells , LogD(7.4) = Measured water/octanol partition coefficient at pH 7.4, Rat%F = percentage oral bioavailability in Wistar-Han Rats , Rat Cl = Estimated metabolic clearance rate measured in Wistar Han rats, Rat Kp = Brain to plasma partition coefficient measures in Wistar Han rats

26

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Entering Phase 1 with Excellent Product Profile

Highly Potent & Selective for TREM2

- TREM2 EC_{50}: < 0.003 µM
- TREM1 selectivity: > 50,000-fold
- Clean profile (evaluated in ~350 off-target assays)

Compelling PK profile

- PK consistent with QD dosing
- CSF exposure ≈ free plasma
- No CYP inhibition liability
- No TDI risk

VG-3927

Good Permeability and Solubility

- SIF solubility: 83 µM
- MDCK Papp: >10 cm^{-6}/s
- MDCK PGP ER: ~0.5

Favorable Safety Profile

- Well tolerated with sufficient safety margins to support Ph1
- hERG margin: > 3,500-fold

EC_{50}: half maximal effective concentration; PK: pharmacokinetics; QD: once-daily; CSF: cerebrospinal fluid; CYP: cytochrome P450 enzymes; TDI: time-dependent inhibition; hERG: human ether-a-go-go-related gene; SIF: stimulated intestinal fluids; MDCK Papp: Madin-Darby canine kidney apparent permeability; PGP ER: P-glycoprotein efflux ration

27

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© Vigil Neuroscience, Inc. 2023. All rights reserved.

Establishing VG-3927 for Development in AD

Pharmacological & Clinical Translation

VG-3927 Pharmacological Profile



TREM2 engineered systems

High-throughput profiling



Human iPSC microglia monocultures

Therapeutically relevant target cells

VG-3927 Functional & Model System Profile



Human CNS tri-culture platform

Biologically diverse human CNS model system



Mouse neurodegenerative disease models

Established preclinical AD transgenic mice



Nonhuman primate profiling

ID and validation of translational biomarkers

28

(vigil)™

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Potent & Selective TREM2 Agonist

VG-3927 – Highly Selective Agonist for TREM2 Over TREM1



pSYK Tyr525/526 Induction
(% of Maximal Response)
125
100
75
50
25
0
0.001
0.01
0.1
1
10
100
1000
10000
100000
VG-3927 (nM)
TREM2 EC50 <1nM
TREM1 EC50 >50,000 nM

VG-3927 Signaling in Human Microglia is Fully Dependent on TREM2



TREM2 Activation
(% pSYK Induction vs TREM2WT DMSO)
300
200
100
0
DMSO Control
VG-3927
TREM2 Wild-type Microglia
TREM2 Knockout Microglia

29

DMSO: dimethyl sulfoxide

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Potent TREM2 Agonist in Neurodegenerative Disease- Associated TREM2 Variants Supports Precision-based Clinical Development Vigil Precision AD Strategy VG-3927 Potency Across Notable AD-risk Variants of TREM2 TREM2 R47H TREM2 R62H TREM2 H157Y TREM2 Highly Variant Potent 125 Common 100 Variant 75 R47H 50 R62H 25 H157Y Accelerated Path to 0 Successful Clinical POC T96K -11 -10 -9 -8 -7 -6 -11 -10 -9 -8 -7 -6 -11 -10 -9 -8 -7 -6 Log [VG-3927, M] Log [VG-3927, M] Log [VG-3927, M] 30 © Vigil Neuroscience, Inc. 2023. All rights reserved. pSYK Tyr525/526 Induction (% of Maximal Response)

VG-3927 Potentiates Signaling of Damage-associated Ligands Damage-associated Ligand: Sulfatide Potentiation of TREM2 Focusing Efficacy in Pathological TREM2 Signaling Activation Activation Microenvironments VG-3927 800 High 600 VG-3927 Low VG-3927 400 + Sulfatide Plaque- 200 burdened CTL 100 AD State 0 VG-3927 32 100 320 1000 Sulfatide Alone Sulfatide Level Alone (Concentration, nM) 31 CTL: control; Low: VG-3927 at 2 nM; High: VG-3927 at 125 nM © Vigil Neuroscience, Inc. 2023. All rights reserved. TREM2 Signaling Activation (% Max pSYK of Natural Ligand) TREM2 Activation

TREM2 AD-risk Variants Are Loss of Function & Impact Signaling Example: R47H Leads to Defective Sensing of Sulfatide Mutation Impact: R47H TREM2 § Missense in ligand binding domain Variant § Loss of TREM2 response to sulfatide (damage-associated ligand) Damage- TREM2 Activation (CV vs R47H Variants) Genotype Impact on TREM2 Activation associated Based on pSYK Activation ligand R47H 32 TM: transmembrane domain; ICD: intracellular domain; CV: common variant; LoF: loss of function © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Restores TREM2 Response to Damage-associated Ligand in R47H Rescues Signaling Impairment in AD-risk Variant § TREM2-R47H defective response to damage-associated ligand (sulfatide) VG-3927 § VG-3927 rescues signaling and response to sulfatide TREM2 SM for AD § Similar effects observed in TREM2 R62H AD-risk variant VG-3927 Fully Restores Compromised VG-3927 Fully Restores TREM2 R47H Defect Signaling in AD-risk Variant R47H : R47H TREM2 400 VG-3927 343% 322% 334% High 334 300 VG-3927 VG-3927 VG-3927 Sulfatide Sulfatide Sulfatide 200 Synergy Synergy Synergy Low 100 100% CTL 56% <10% 0 -10 -9 -8 -7 -6 -5 CV:CV CV:R47H R47H:R47H Log [Sulfatide] (M) TREM2 Sulfatide Response (% CV:CV control) CTL: control; Low: VG-3927 at 1 nM; High: VG-3927 at 100 nM 33 © Vigil Neuroscience, Inc. 2023. All rights reserved. Relative pSYK Induction CV (% Max induction of TREM2 TREM2 Activation

VG-3927 Acts as a Molecular Glue to Stabilize TREM2 Complex Novel Mechanism of Action Higher molecular weight band reveals novel receptor ligand complex Non-denatured states (Native PAGE) in iMGLs TREM2 immunoprecipitation in HEK system 34 Neg CTL: negative control; DMSO: dimethyl sulfoxide; KO: knock-out; PAGE: polyacrylamide gel electrophoresis; iMGLs: induced pluripotent stem cell-derived microglia; HEK: human embryonic kidney © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Orchestrates Multi-Protein Interaction to Trigger Signaling

Unique Molecular Glue Mechanism of Action



Unassembled Inactive TREM2 Receptor Complex
VG-3927 TREM2 SM for AD
extracellular
Proximity-induced fluorescence
TREM2
TREM2
DAP12
pDAP12
pSYK
SYK
SYK
Fluorescence signal generated by TREM2-DAP12 proximity
intracellular



Minimal TREM2 and DAP12 Interaction at Baseline
VG-3927 Brings Together Both Signaling Partners
CTL
VG-3927



Quantification of TREM2-DAP12 Interaction
TREM2-DAP12 Proximity (Sum Spot Area per Well)
80
60
40
20
0
>3x Induction
CTL
VG-3927

- TREM2 clusters and utilizes DAP12 to initiate downstream signaling
- VG-3927 coordinates these protein-protein interactions

35

© Vigil Neuroscience, Inc. 2023. All rights reserved.

Establishing VG-3927 for Development in AD

Pharmacological & Clinical Translation

VG-3927 Pharmacological Profile



TREM2 engineered systems

High-throughput profiling

✓



Human iPSC microglia monocultures

Therapeutically relevant target cells

✓

VG-3927 Functional & Model System Profile



Human CNS tri-culture platform

Biologically diverse human CNS model system



Mouse neurodegenerative disease models

Established preclinical AD transgenic mice



Nonhuman primate profiling

ID and validation of translational biomarkers

36

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© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: First & Only Small Molecule TREM2 Agonist Entering Clinical Development for Alzheimer’s Disease Christian Mirescu, PhD Vice President, Head of Neuroimmunology, Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2023. All rights reserved.

Establishing VG-3927 for Development in AD

Pharmacological & Clinical Translation

VG-3927 Pharmacological Profile



TREM2 engineered systems

High-throughput profiling



Human iPSC microglia monocultures

Therapeutically relevant target cells

VG-3927 Functional & Model System Profile



Human CNS tri-culture platform

Biologically diverse human CNS model system



Mouse neurodegenerative disease models

Established preclinical AD transgenic mice



Nonhuman primate profiling

ID and validation of translational biomarkers

38

vigil

© Vigil Neuroscience, Inc. 2023. All rights reserved.

Vigil Human CNS Platform Combines Neurons, Astrocytes & Microglia Human iMGL Monoculture Platform Human CNS Tri-culture Platform Pharmacology in disease-relevant human cells Bridge to a predictive human translational system § Microglial pharmacology§ Vigil’s fully human translational cell model § Target selectivity§ Understand interactions between diverse CNS cells § Fine mapping agonism§ Complementary with mono-culture applications Microglia Neurons Astrocytes Microglia 39 iMGL: induced pluripotent stem cell (iPSC)-derived microglia © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Functional Profiling in CNS Tri-Culture Platform

Platform Application: Understand VG-3927 Downstream Biology & Human Neuroprotective Actions



Neurons
Astrocytes
Microglia

VG-3927 Modulates Established Target Engagement Biomarker



sTREM2 (pg/mL)
2,000
1,800
1,600
1,400
1,200
1,000
CTL
VG-3927, 1nM
VG-3927, 10nM
VG-3927, 100mM

VG-3927

Mobilizing microglia response with a favorable, non-inflammatory profile

- Boosting of neuroprotective markers
- Plus countering inflammation-induced neurodegeneration

40

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Enhances Signals of Microglia Mobilization Favorable, Non-inflammatory Profile Enhancement of Microglia Suppression of Migration Signal Pro-inflammatory Cytokines IL-1b Reduction IP-10 Increase VG-3927 Tunes Microglial Secreted Factors 4 0.25 * ** Chemotaxis * Signals 3 0.20 2 0.15 Baseline 1 0.10 Inflammation VG-3927 Cytokines * denotes p<0.05 * denotes p=0.01; ** denotes p=0.001 41 © Vigil Neuroscience, Inc. 2023. All rights reserved. IP-10 (pg/mL) IL-1b (pg/mL)

VG-3927 Reduces Established Neurodegeneration Biomarkers Reduction of Extracellular NfL & Tau VG-3927’s Impact on Key VG-3927 Reduces Extracellular NfL VG-3927 Reduces Extracellular Tau Neurodegeneration Biomarkers Accumulation in Human Tri-cultures Accumulation in Human Tri-cultures in Humans Vehicle VG-3927 Vehicle VG-3927 Extracellular 250 400 NfL & Tau Damage state 200 300 150 200 100 100 50 Intracellular NfL & Tau Healthy state 0 0 1 2 3 4 1 2 3 4 Days Post-Treatment Days Post-Treatment NfL: neurofilament ANOVA , p<0.0001 ANOVA , p<0.0001 Treatment Treatment 42 © Vigil Neuroscience, Inc. 2023. All rights reserved. Extracellular NfL (% Baseline) Extracellular Tau (% Baseline)

VG-3927 Protects Against Inflammation-Induced Astrogliosis

TREM2 Agonism Activates Anti-inflammatory Benefit



Neurodeg Stimulus
LPS/IFNγ
VG-3927
Neuro-inflammation
Neurodegeneration
Extracellular NfL and Tau
Astrogliosis
Extracellular GFAP

GFAP: Marker of Astrogliosis



Extracellular GFAP
Damage state
Intracellular GFAP
Healthy state
Human iPSC Astrocyte

VG-3927 Reduces Astrogliosis Biomarker (GFAP) in Human CNS Tri-cultures



CTL
VG-3927
Extracellular GFAP (% Baseline)
150
125
100
75
50
1
2
3
4
Days Post-neurodegeneration Stimulus

LPS: lipopolysaccharide; IFNY: interferon-gamma; GFAP: glial fibrillary acidic protein

43

vigil

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Protects Against Biomarkers of Inflammation-Induced Neurodegeneration TREM2 Agonism Activates Anti- VG-3927 Suppresses Extracellular NfL & Tau Accumulation in LPS Model inflammatory Benefit CTL VG-3927 CTL VG-3927 Neurodeg Stimulus LPS/IFNy 200 400 150 300 VG-3927 100 200 Neuro- inflammation 50 100 0 0 Neurodegeneration Astrogliosis 1 2 3 4 1 2 3 4 Extracellular GFAP Extracellular NfL and Tau Days Post-neurodegeneration Days Post-neurodegeneration Stimulus Stimulus ANOVA , p<0.05 ANOVA , p<0.05 Treatment Treatment 44 © Vigil Neuroscience, Inc. 2023. All rights reserved. Extracellular NfL (% Baseline) Extracellular Tau (% Baseline)

Establishing VG-3927 for Development in AD

Pharmacological & Clinical Translation

VG-3927 Pharmacological Profile



TREM2 engineered systems

High-throughput profiling

✓



Human iPSC microglia monocultures

Therapeutically relevant target cells

✓

VG-3927 Functional and Model System Profile



Human CNS tri-culture platform

Biologically diverse human CNS model system

✓



Mouse neurodegenerative disease models

Established preclinical AD transgenic mice

Nonhuman primate profiling

ID and validation of translational CSF biomarkers

45

(vigil)

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Functionally Active in AD State

VG-3927 & VGL101 mAb Activate Neuroprotective Genes Similarly

Mouse Amyloidosis Model VG-3927 Oral Dosing



Amyloid-beta (Aβ)
Microglia (Iba1)

Model: 5xFAD AD (mut APP/PS1) + hTREM2

VG-3927 Recapitulates TREM2 Antibody Gene Signatures



r = 0.886
R2 = 0.784
p < 0.001
Cxcl10
Ccl2
Gpr84
Gbp2
Stat1
Cd72
Log2FC TREM2 Ab vs vehicle
Log2FC TREM2 SM vs vehicle

VG-3927 Activates Protective Microglia Gene Signatures



Tyrobp
Apoe
Axl
Clec7a
Csf1
Itgax
Lilrb4a
Spp1
LFC
0.5
0
-0.5
3mpk, po
10mpk, po
30mpk, po

46

© Vigil Neuroscience, Inc. 2023. All rights reserved.

Exploring VG-3927 Therapeutic Effects in Aβ Plaque-bearing Mice Initial Pilot Study VG-3927 Effects in Humanized TREM2 Disease-modifying Effects of VG-3927 on Aβ Pathology & AD-related AD Mouse Model Hallmarks Intervention: Post-plaque deposition Vehicle VG-3927 vs Initial age: 4.5 month-old 5xFAD-hTREM2 mice Daily Dosing for 6 Weeks VG-3927 10mpk QD Amyloid plaques Microglia 47 © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Reduces Aβ Pathology in Plaque-bearing Mice Preliminary Effects Following 6 Weeks of Oral Dosing VG-3927 Effects on VG-3927 Effects on VG-3927 Aβ Plaque Area Insoluble Aβ 1-42 Immunohistology from Brain Slices Biochemistry of Brain Homogenates § Trend toward reducing plaque 125 125 area and insoluble Aβ 100 100 § Additional potential to reduce 75 75 plaque-associated ApoE 50 50 25 25 0 0 48 © Vigil Neuroscience, Inc. 2023. All rights reserved. Aβ Plaque Area (Percent of Vehicle) Insoluble Aβ 1-42 (Percent of Vehicle)

VG-3927 Reduces Neuropathology-associated Aggregated ApoE Preliminary Effects Following 6 Weeks of Oral Dosing Working Model of VG-3927 Modulation No Change in Soluble ApoE Reduced Aggregated ApoE Functional Form Pathological Form of AD-related Pathology Aβ-ApoE Complexes 125 125 100 100 VG-3927 Extracellular Synergy 75 75 neuropathological microenvironment 50 50 VG-3927 25 25 Intracellular space of non inflammatory TREM2 TREM2 activated uptake 0 0 microglia VG-3927 microglia clearance 49 © Vigil Neuroscience, Inc. 2023. All rights reserved. Soluble ApoE (Percent of Vehicle) Insoluble ApoE (Percent of Vehicle)

Confirmation of Oral Bioavailability, Brain Penetrance & CNS Target Engagement Favorable PK & PD Demonstrated in Non-Human Primates (NHPs) Translation Biomarker Path to Clinic CSF Biomarker of TREM2 Target Engagement VG-3927 CNS Exposures Reduction of sTREM2 in NHP CSF PK Following Single Oral Dose Relative Change from Pre-dose Levels 30 CSF 20 sTREM2 10 iMGL pSYK EC 50 0 0 4 8 12 16 20 24 PK Timecourse (hours) Cynomolgus Monkey po: “per os” or oral dosing 50 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Establishing VG-3927 for Development in AD

Pharmacological & Clinical Translation

VG-3927 Pharmacological Profile



TREM2 engineered systems

High-throughput profiling

✓



Human iPSC microglia monocultures

Therapeutically relevant target cells

✓

VG-3927 Functional and Model System Profile



Human CNS tri-culture platform

Biologically diverse human CNS model system

✓



Mouse neurodegenerative disease models

Established preclinical AD transgenic mice

✓



Nonhuman primate profiling

ID and validation of translational CSF biomarkers

✓

51

© Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: First & Only Clinical Small Molecule TREM2 Agonist for AD Broad modulation of neuropathology by harnessing microglia VG-3927, TREM2 SM for AD § Phase 1 dosing in healthy volunteers to commence in Oct 2023 § Differentiated TREM2 agonist – Highly potent and selective – Orally bioavailable and brain penetrant § TREM2 natural ligand boosting § Broad modulation of neuropathology 52 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Alzheimer’s Disease Treatment & Unmet Need Samuel E. Gandy, PhD, MD Mount Sinai Professor of Alzheimer’s Disease Research, Professor of Neurology & Psychiatry Associate Director of Mount Sinai Alzheimer’s Disease Research Center, NYC Past Chairman, National Medical & Scientific Advisory Council of the Alzheimer’s Association

Alzheimer's Disease (AD)

β-amyloid



Tau


Tangle

Inflammation


20 µm

Neurodegeneration



- Progressive degenerative disease
- Most common cause of dementia in elderly
- Progressive memory loss, impaired thinking, disorientation, language problems, mood disturbances
- Complete dependence in advanced stages

Multiple Pathophysiological Mechanisms Underly Alzheimer's Disease

β-amyloid Plaques
Tau Tangles
Inflammation
Neurodegeneration

Clinical Decline

Plowey E et al, *Acta Neuropathol* (2022); https://www.nlm.nih.gov/medlineplus/magazine/issues/fall10/articles/fall10pg20-21.html
https://step1.medbullets.com/neurology/113089/alzheimer-disease; https://www.ahajournals.org/doi/10.1161/STROKEAHA.119.027315

54

AD Presents a Significant Unmet Medical Need 1 § An estimated 6.7 million Americans are living with Alzheimer’s disease – 1 in 9 people, age 65 and older has AD – Accounts for 60-80% of all dementia cases – Increasing incidence due to an aging population – 7th leading cause of death § Enormous societal and economic burden – Long duration of illness and time spent in a state of severe disability & dependence – >11 million Americans provide unpaid care for a family member or friend with AD & other dementia § Delaying the onset and progression of AD by 1 year may result in 9.2 million fewer cases in global 2 burden by the year 2050 1. Alzheimer’s Disease Facts & Figures 2023 Alzheimer’s Association; 2. Brookmeyer R, et al. Alzheimer's Dement. 2007;3(3):186-19 55

Current Treatment Options for AD Symptomatic Treatment Anti-Aβ Monoclonal Antibodies § Cholinesterase inhibitors and NMDA antagonists § Aβ lowering immunotherapies to improve symptoms § 22-30% slowing in clinical decline § Does not impact brain pathology or modify the § Administered by intravenous infusion once or disease course twice a month § Offers modest clinical benefit but effects wane § Can cause ARIA (brain edema, microbleeds), a over time due to disease progression common side effect that requires MRI monitoring Unmet need remains for therapeutics with improved safety and efficacy that address broader AD disease pathophysiology ARIA - Amyloid-Related Imaging Abnormalities 56

Anti-Aβ mAbs with Efficacy Are Associated with ARIA

- Transient radiographic finding, occurs early in the treatment course
- Monitorable by MRI surveillance
- Managed by dose titration and dose suspension

Anti-Aβ mAbs	Efficacy on CDR-SB	Aβ plaque removal	ARIA
Effective at Lowering Aβ Plaques[1-3]	~22-30% slowing	✓	✓
Do Not Lower Aβ Plaques[4-5]	X	X	X

Small Molecule Modality Offers the Potential to Mitigate ARIA Liability

CDR-SB: Clinical Dementia Score Sum-of-Boxes; ARIA - Amyloid-Related Imaging Abnormalities

1. van Dyck et al. *NEJM* (2023); 2. Haeberlein et al. *JPAD* (2022); 3. Sims et al. *JAMA* (2023); 4. Honig et al. *NEJM* (2018); 5. Ostrowitzki et al. *JAMA Neurol* (2022)

57

Unmet Needs & Key Opportunities in AD Therapeutics § ARIA a common side effect, § Efficacy limited to ~30% requires MRI monitoring slowing in clinical decline Greater Improved § Immunogenicity Efficacy Safety Combination Access § Intravenous infusions § Address broader biology of Therapy once/twice monthly the disease beyond Aβ 58

Human Genetics Motivates Targeting Microglia for Next-gen AD Therapeutics

>30% of AD-risk Genes Are Expressed by Microglia


Causes AD
High
Medium
Low
Risk of Alzheimer's
APP
PSEN2
PSEN1
Rare alleles causing Mendelian inheritance
APOE4/ APOE4
Low frequency variants with intermediate effects
APOE 4
ADAM 10
UNC5C
PLD3
TREM2
DSG2
SORL1
CD2AP
CASS4
FERMT 2
Common variants conferring small increased risk
BIN 3
ADAM7
CR1
ZCWP W1
CD33
PTK2 B
PICALM
NME 8
BIN 1
INPP5 D
SLC24 A4
HLA-DRB1
CELF 1
EPHA1
CLU
MS4A
MEF2C
Rare
Low Frequency
Common
Allele Frequency
AAP Metabolism
Tau Metabolism
Cholesterol metabolism
Immune Response
Endocytosis
Cytoskeleton Development
Epigenetics
Unknown

Lane et al *European Journal of Neurology* (2017)

59

Human Genetics & Disease Models Suggest Optimizing Microglia Function May Be Beneficial

- AD-related TREM2 variants exhibit impaired ligand binding & partial loss-of-microglia function
- Genetic mutations associated with reduced microglia function also implicated in other genetic forms of neurodegeneration

Gene	Condition Associated with Gene Mutation
TREM2	NHD/PLOSL Increase risk for AD
TYROBP/DAP12	NHD/PLOSL
CSF1R	ALSP

TREM2 Agonism Enhanced Barrier Function and Phagocytosis Resulting in Reduced Neuronal Loss in *in vitro* and Animal Models of AD


A
homeostatic MG
disease-associated MG
TREM2
TREM2 LOF
therapeutic activation
B
ACTIVITY
TREM2 KO/ LOF
PATHWAY BIOLOGY
DISEASE BIOLOGY
pSYK
mTOR signaling
DAM transcriptional profile
microglia survival/ proliferation
lipid accumulation
Nf-L
TSPO-PET
FDG-PET
amyloid plaque pathology:
plaque load
variable
clustering around plaques
barrier function
amyloid plaque seeding
diffuse plaque morphology
neuritic pathology
tau
variable

NHD – Nasu Hakola; PLOSL - Polycystic Lipomembranous Osteodysplasia; FTD – Frontotemporal Dementia; ALSP - Adult-onset Leukoencephalopathy with Axonal Spheroids Pigmented Glia
Golde T. *Neuron* (2019); Lewcock JW et al. *Neuron* (2020); Wang S et al *JEM* 2020

60

TREM2-R47H Variant Carriers Exhibit Faster Decline & Worse Cognition Compared to Non-Carriers Individuals with AD Cognitively Normal Elderly Carriers 20 Noncarriers Worsening 15 More impairment 1.67 CDR-SB/year 10 1.37 CDR-SB/year 5 23% faster decline in carriers p=0.02 0 2 4 6 8 10 Years Jonsson T et al. NEJM (2013); Del-Aguila JL et al. J Alzheimer's Dis. (2018) 61 Model predicted CDR-SB

VG-3927: Well-Positioned for Clinical Development in AD § Orally bioavailable brain penetrant small molecule § Potent and highly TREM2-specific § Potentiates TREM2 response to natural damage ligands across different AD-associated genetic TREM2 variants § Optimal balance of promoting neuroprotective function and suppressing proinflammatory activity of microglia § Preliminary data showing impact on AD pathophysiology in an animal model of AD § Clear target engagement in non-human primates 62

VG-3927 Has Potential to Address Unmet Needs & Opportunities in AD Mitigate ARIA Drive greater efficacy • No Fc-mediated interactions • Boosting microglial repair functions • Specificity of response to • Impact broader disease disease microenvironment pathophysiology Greater Improved • Favorable kinetic profile vs Efficacy Safety mAbs Combination • Convenient oral option vs i.v. • Small molecule optimal for Access Therapy infusion of immunotherapies combination therapy and AD prevention paradigms 63

Clinical Development of VG-3297, Vigil’s Small Molecule TREM2 Agonist David Gray, PhD Chief Science Officer Vigil Neuroscience, Inc. 64 © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Phase 1 Trial in Healthy Volunteers Trial Population§ Healthy volunteers (HVs) including an elderly cohort § Double-blind, placebo-controlled Trial Design § Single (SAD) & multiple (MAD) ascending dose cohorts § VG-3927 or placebo (oral dosing) Treatment Duration§ SAD – single dose § MAD – once daily for 14 days § Safety and tolerability Treatment Duration § Pharmacokinetics (PK) § Pharmacodynamics (PD) based on CSF biomarkers (sTREM2, sCSF1R, osteopontin) 65 © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Early-stage Clinical Strategy to De-risk Development for AD § Safety, tolerability, PK & PD § SAD/MAD in healthy volunteers includes an elderly cohort in MAD Phase 1 § Target engagement: based on CSF levels of sTREM2; downstream PD: based on sCSF1R and osteopontin in CSF Healthy Volunteers § Dosing to commence in Oct 2023 § Interim data on SAD/MAD cohorts in mid-2024 § Safety and proof-of-pharmacology in symptomatic AD patients Phase 1b § Characterize pharmacology in genetic subpopulations including disease associated TREM2 variant carriers to AD Patients inform patient population for future clinical development § Phase 1b to inform on target AD population and study design to assess safety and proof-of-concept in Phase 2/PoC AD Patients symptomatic AD patients 66 HIGHLY CONFIDENTIAL © Vigil Neuroscience, Inc. 2023. All rights reserved.

Closing Remarks Ivana Magovčević-Liebisch, PhD, JD Chief Executive Officer Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927: Differentiated Oral TREM2 Agonist with De-risked Precision-based Clinical Strategy for AD § First & only small molecule TREM2 agonist entering clinical development § Harnesses neuroprotective activity of microglia via highly-potent & specific TREM2 agonism § Differentiated profile to potentially address AD therapeutic needs: – Unique MoA (potentiation of TREM2 response to natural damage ligands) for improved efficacy & safety – Activates microglia with broad non-inflammatory profile – Absence of Fc-effector domain & favorable PK for ARIA mitigation/management – Amenable to future combination treatment regimens – Convenient & patient-friendly oral dosing § Genetically guided precision-based clinical strategy to de-risk drug development 68 © Vigil Neuroscience, Inc. 2023. All rights reserved.

VG-3927 Small Molecule TREM2 Agonist Milestones Q3 2023 Submit IND for VG-3927, oral small molecule TREM2 agonist ü Begin Phase 1 dosing of VG-3927 in healthy volunteers Oct 2023 Report interim Phase 1 SAD/MAD data of VG-3927 in healthy volunteers Mid-2024 69 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Vigil is Well-positioned to Execute on Our Mission We are an experienced and Microglial biology is Our vision is a passionate team rapidly becoming a brighter tomorrow of innovators new frontier for for people with TREM2 deficiency CNS drug discovery devastating leads to microglial neurodegenerative dysfunction and drives diseases neurodegeneration 70 © Vigil Neuroscience, Inc. 2023. All rights reserved.

Q&A 71 © Vigil Neuroscience, Inc. 2023. All rights reserved.